UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2009

CAPMARK FINANCIAL GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	333-146211	91-1902188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

116 Welsh Road Horsham, Pennsylvania		19044
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 328-4622

Not applicable.
(Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Noncontrolling Interests

Capmark Financial Group Inc. (the “Company”) adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51,” or “SFAS No. 160,” on January 1, 2009. For consolidated subsidiaries that are less than wholly-owned, the third-party holdings of equity interests are referred to as noncontrolling interests. The portion of net income or loss attributable to noncontrolling interests for such subsidiaries is presented as net (income) loss attributable to noncontrolling interests in the consolidated statement of operations, and the portion of total equity of such subsidiaries is presented as noncontrolling interests in the consolidated balance sheet. SFAS No. 160 impacted the presentation and disclosure of noncontrolling interests in the Company’s consolidated financial statements. As a result of the retrospective presentation and disclosure requirements of SFAS No. 160, the Company will reflect the change in presentation and disclosure for all periods presented in future periodic reports.

The effect on the consolidated balance sheet as of December 31, 2008 and 2007 related to the adoption of SFAS No. 160 is summarized below (in thousands):

	December 31, 2008	December 31, 2007
Total stockholders’ equity, as previously reported	$1,146,034	$2,506,633
Impact of adopting SFAS No. 160	186,400	330,196
Total equity, as adjusted	$1,332,434	$2,836,829

In addition, the adoption of SFAS No. 160 had the effect of reclassifying the net income or loss attributable to noncontrolling interests in the consolidated statement of operations. SFAS No. 160 requires that net income (loss) be adjusted to include the net income or loss attributable to noncontrolling interests, and new separate captions for net (income) loss attributable to noncontrolling interests and net income (loss) attributable to Capmark Financial Group Inc. be presented in the consolidated statement of operations.

The effect on the consolidated statement of operations for the years ended December 31, 2008 and 2007, the period from March 23, 2006 to December 31, 2006, and the period from January 1, 2006 to March 22, 2006 is presented below (in thousands):

				Predecessor
	Successor			Period from
	Year ended	Year ended	Period from	January 1,
	December 31,	December 31,	March 23, 2006 to	2006 to
	2008	2007	December 31, 2006	March 22, 2006
Net (loss) income, as previously reported	$(1,352,769)	$280,324	$144,144	$12,447
Impact of adopting SFAS No. 160	(110,480)	(124,331)	(53,308)	(12,264)
Net (loss) income, as adjusted	(1,463,249)	155,993	90,836	183
Plus: Net loss attributable to noncontrolling interests	110,480	124,331	53,308	12,264
Net (loss) income attributable to Capmark Financial Group Inc.	$(1,352,769)	$280,324	$144,144	$12,447

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Capmark Financial Group Inc.

/s/ Thomas L. Fairfield
Date: May 29, 2009	Name:	Thomas L. Fairfield
	Title:	Executive Vice President, Secretary and General Counsel